UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AURELIO RESOURCE CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AURELIO RESOURCE CORPORATION

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 13, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen B. Doppler or failing him, Frederik W. Warnaars, and either of them as Proxies, each with the power to appoint his/her substitute, and authorizes them to represent and to vote, as designated below, all of the shares of common stock of which the undersigned is entitled to vote at the annual meeting of stockholders to be held on February 13, 2009 at 2:00 p.m. at the offices of Aurelio Resource Corporation, 12345 West Alameda Parkway, Suite 202, Lakewood, Colorado and any adjournments thereof, on the matters, set forth below:

		In Favor	Against	Abstain
1.	To elect as a director of the company:

	Stephen B. Doppler	☐	☐	☐
	Stephan B. Roes	☐	☐	☐
	Frederik W. Warnaars	☐	☐	☐

2.	To ratify, adopt and approve the proposed Telifonda Sale Transaction pursuant to the terms of the Stock Purchase Agreement dated as of October 1, 2008, as amended November 17, 2008, by and between Telifonda (Cayman) Ltd. (“Telifonda”) and the Company;	☐	☐	☐

3.	To ratify the selection of Haynie & Company, Certified Public Accountants, as our auditors;	☐	☐	☐

4.	To ratify, adopt and approve an amendment to the Company’s Articles of Incorporation to change the authorized stock of the Company from 487,500,000 shares of common stock with par value of $0.001 to 400,000,000 shares of common stock, par value of $0.001 and 87,500,000 shares of preferred stock, par value $0.01 per share; and	☐	☐	☐

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.	☐	☐	☐

This proxy will be voted as directed or, if no direction is indicated, this proxy will be voted for every item listed above.

Dated:                    , 2009

Name	Certificate Number (if Available)

Signature	Number of Shares

Signature if shares held jointly

This proxy should be signed by the stockholder exactly as his/her name appears hereon, when shares are held jointly, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, sign, date, and return proxy card promptly using the enclosed envelope.